CIT Education Loan Trust 2005-1
Statement to Noteholders
September 15, 2005

This report under Section 12.4 of the Indenture provides distribution and pool information relating to the Collection Period that began on June 9, 2005 and ended on August 31, 2005 (the “Collection Period”) and the Distribution Date that occurred on September 15, 2005 (the “Distribution Date”).

I.	Information about the Notes:

	(i)	Payments made on each Series of Notes on Distribution Date:

Note Series	(a) Principal	(b) Interest	(c) Total Series Payment

A-1	$5,610,466.34	$3,097,251.34	$8,707,717.68
A-2	$0.00	$1,981,435.16	$1,981,435.16
A-3	$0.00	$1,920,828.58	$1,920,828.58
A-4	$0.00	$2,158,594.06	$2,158,594.06
B	$0.00	$293,183.33	$293,183.33

Grand Totals:	$5,610,466.34	$9,451,292.47	$15,061,758.81

(ii)	Amounts of payments described in Part I(i) above attributable to moneys from:

(a) Distribution Account:	$15,061,758.81

(b) Capitalized Interest Account:	$0.00

(c) Reserve Account:	$0.00

(iii)	Outstanding principal balance of each Series of Notes:

Note Series	(a) Outstanding Principal Balance (before giving effect to principal payments made on Distribution Date, as described in Part I (i), Column (a), above)	(b) Outstanding Principal Balance (after giving effect to principal payments made on Distribution Date, as described in Part I (i), Column (a), above)

A-1	$334,637,000.00	$329,026,533.66
A-2	$209,762,000.00	$209,762,000.00
A-3	$201,603,000.00	$201,603,000.00
A-4	$223,998,000.00	$223,998,000.00
B	$30,000,000.00	$30,000,000.00

Grand Totals:	$1,000,000,000.00	$994,389,533.66

(iv)	(a) Class A Percentage as of close of business on Distribution Date:	100.00%

	(b) Class B Percentage as of close of business on Distribution Date:	0.00%

1	September 2005

(v)	Interest rates on the Notes:

Notes Series	Interest Rate Formulae[1]	Interest Rate for Accrual Period Beginning on Distribution Date	Interest Rate for Accrual Period Ended on Day Before Distribution Date

A-1	LIBOR plus 0.02%	3.89%	3.40%
A-2	LIBOR plus 0.09%	3.96%	3.47%
A-3	LIBOR plus 0.12%	3.99%	3.50%
A-4	LIBOR plus 0.16%	4.03%	3.54%
B	LIBOR plus 0.21%	4.08%	3.59%

[1] LIBOR and applicable maturity rates are determined for Accrual Periods in the manner described in Section 1.1(c) of the Indenture.

II.	Information about the Trust Estate:

	(i)	Pool Balance as of close of business on last day of Collection Period:	$964,597,350.14

	(ii)	Value of the Trust Estate as of close of business on last day of Collection Period:

		(a) Student Loans:

		(1) Unpaid principal balance of Student Loans:	$964,597,350.14

		(2) Accrued and unpaid interest on Student Loans:	$8,325,928.54

		(3) Accrued and unpaid Interest Benefit Payments:	$573,111.22

		(4) Accrued and unpaid Special Allowance Payments:	$1,964,645.30

		(5) Less: unguaranteed portion of Student Loans in claims status:	($2,838.55)

		Student Loan Sub-total:	$975,458,196.65

		(b) Cash and Investments:

		(1) Total Balances:	$36,751,999.58

		(2) Accrued and unpaid interest:	$79,363.90

		Cash and Investments Sub-total:	$36,831,363.48

		Other Assets/ Liabilities:[2]	($3,078,214.07)

		Total Value of Trust Estate:	$1,009,211,346.06

[2] The amount shown in Other Assets/ Liabilities reflects a deduction in the amount of $3,078,214.07 representing amounts due from, but not yet paid by, the Trust for certain Financed Student Loans reflected in Part II (ii) (a) (1) above.

2	September 2005

(iii)	Parity information:

	(a) Senior Parity Percentage as of close of business on last day of Collection Period (but assuming Distribution Date payments described in Part I(i) were made):	103.09%

	(b) Parity Percentage as of close of business on last day of Collection Period (but assuming Distribution Date payments described in Part I(i) were made):	99.98%

	(c) Required Percentages:

	(1) Required Senior Parity Percentage:	103.00%

	(2) Required Parity Percentage:	100.50%

(iv)	Trust Accounts:

	(a) Account activity:

	Distribution Account	Collection Account	Reserve Account	Capitalized Interest Account

Beginning Balance	$0.00	$0.00	$0.00	$0.00

Deposits	$26,211,845.87	$29,056,671.74	$5,024,946.71	$4,199,499.82
Withdrawals[3]	($16,380,181.42)	($10,602,251.28)	($201,959.96)	($32,499.82)

Ending Balance[4]	$9,831,664.45	$18,454,420.46	$4,822,986.75	$4,167,000.00

[3] Amounts withdrawn from Distribution, Reserve and Capitalized Interest Accounts include moneys paid from the account, as described in Parts I (ii) (a), (b) or (c) above, as applicable.

[4] Ending Balance information is shown in all cases (other than the Collection Account) as of the close of business on the Distribution Date; Ending Balance information for the Collection Account is shown as of the close of business on the last day of the Collection Period.

(b) Reserve Account Requirement	$4,822,986.75

III.	Information about Collections and Expenses:

(i)	Available Funds received on Financed Student Loans during Collection Period:

	(a) Collections on Financed Student Loans (including Guarantee Payments, but net of (1) collections applied to repurchase Guaranteed Student Loans from Guarantors and (2) amounts required by the Act to be paid to the Department or repaid to borrowers, whether or not in the form of a principal reduction, including Consolidation Loan rebate fees):	$27,449,332.09

3	September 2005

(b) Interest Subsidy Payments:	$195,432.53

(c) Special Allowance Payments:	$571,006.50

(d) Proceeds of liquidated Financed Student Loans (net of (1) Master Servicer or Subservicer expenses and (2) amounts required by law to be remitted to borrowers) and recoveries on liquidated Financed Student Loans written off:	$502,682.61

(e) Amounts received on Financed Student Loans repurchased by Depositor, purchased by Master Servicer or sold to another Eligible Lender:	$0.00

(f) Amounts received on Financed Student Loans Purchased by Seller:	$0.00

(g) Amounts received as reimbursement of non-guaranteed interest amounts, or lost Interest Subsidy Payments or Special Allowance Payments:	$0.00

(h) Amounts received as yield or principal adjustments:	$0.00

(i) Earnings on Cash and Investments:	$65,667.05

(j) Other amounts treated as Available Funds for the Distribution Date under the Indenture:	$0.00

Total Available Funds Received:	$28,784,120.78

(ii)	Fees paid / allocated during the collection period:

	Paid	Allocated

(a) Servicing Fees:	$423,942.49	$0.00

(b) Trustee Fees:	$8,166.67	$6,556.22

(c) Administration Fees:	$8,473.79	$0.00

Total Fees Paid / Allocated:	$440,582.95	$6,556.22

IV.	Information about the Financed Student Loans:

(i)	Principal balance of Financed Student Loans as of
	close of business on last day of Collection Period:	$964,597,350.14

(ii)	Total amount received for Financed Student Loans
	Purchased from Trust during Collection Period:	$0.00

4	September 2005

(iii)	Breakdown of Financed Student Loans by loan type as of close of business on last day of Collection Period:

Aggregate Principal
Financed Student Loan Type	Balance

Stafford	$0.00
PLUS	$0.00
Consolidation	$964,597,350.14

Grand Total:	$964,597,350.14

(iv)	Breakdown of Financed Student Loan status as of close of business on last day of Collection Period:

Aggregate Principal
Financed Student Loan Status	Balance

In-School	$0.00
Grace	$0.00

Interim Sub-total:	$0.00

Deferment	$113,949,705.75
Forbearance	$81,270,100.34
Repayments	$769,377,544.05

Repayment Sub-total:	$964,597,350.14

Grand Totals:	$964,597,350.14

(v)	Breakdown of Financed Student Loan delinquencies as of close of business on last day of Collection Period:

		Aggregate Principal
Delinquency Status	Number of Loans	Amount

11 - 30 Days	1,561	$41,731,826.55
31 - 60 Days	681	$18,587,757.86
61 - 90 Days	444	$12,120,172.09
91 - 120 Days	264	$7,075,559.91
121 - 150 Days	156	$4,443,597.91
151 - 180 Days	63	$1,977,852.39
>180 Days	1	$7,043.79
Claims filed with Guaranty Agency	13	$366,372.49

Grand Totals:	3,184	$86,310,182.99

(vi)	Financed Student Loan federal reimbursement claims processed during the Collection Period:

	Number of Financed	Percentage by Dollar
Claim Status	Student Loans	Amount

Initial federal reimbursement claims	10	0.03%
Rejected federal reimbursement claims	0	0.00%

5	September 2005